UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Exhibits are filed herewith in connection with the issuance by American Express Company (the “Company”), on May 26, 2022, of $750,000,000 aggregate principal amount of 4.989% Fixed-to-Floating Rate Subordinated Notes due May 26, 2033 (the “Subordinated Notes”) pursuant to a Prospectus Supplement dated May 18, 2022 to the Prospectus dated February 12, 2021, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-253057). The Subordinated Notes were issued under the Subordinated Indenture, dated as of August 1, 2007, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), as supplemented by a supplemental indenture (the “Supplemental Indenture”), dated as of May 26, 2022 between the Company and the Trustee.

The preceding is a summary of the terms of the Supplemental Indenture and the Subordinated Notes, and is qualified in its entirety by reference to the Supplemental Indenture attached as Exhibit 4.1 and the Form of Subordinated Notes attached as Exhibit 4.2, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit	Description
4.1	Second Supplemental Indenture between the Company and The Bank of New York Mellon, dated May 26, 2022
4.2	Form of Global Note for the Subordinated Notes (included in Exhibit 4.1)
5	Opinion of Cleary Gottlieb Steen & Hamilton LLP
23	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5)
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Corporate Secretary

Date: May 26, 2022